UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

 100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Reports Favorable IND-Enabling GLP Safety Results for Telomir-1 Supporting First-in-Human Clinical Development

The completion of IND-enabling GLP safety studies represents a key milestone in the Company’s ongoing clinical development strategy for Telomir-1.

On December 17, 2025, Telomir Pharmaceuticals, Inc. (the “Company”) announced favorable results from a series of completed Good Laboratory Practice (“GLP”) toxicology and safety pharmacology studies for its lead therapeutic candidate, Telomir-1 (Zn-Telomir).

The completed studies evaluated cardiovascular, respiratory, phototoxicity, and repeat-dose safety using a combination of in vitro systems and in vivo rat and dog models as part of the Company’s ongoing IND-enabling program. Across these studies, Telomir-1 was generally well tolerated, with no treatment-related adverse or dose-limiting toxicities observed. Observed findings were limited, reversible, and considered non-adverse. No findings were identified that would preclude advancement into first-in-human clinical studies, subject to applicable regulatory pathways. Final quality assurance review of the study reports is ongoing, and the Company does not expect the overall conclusions to change.

In non-rodent studies, including in dogs, no test-article-related changes in blood pressure, heart rate, electrocardiogram (ECG) parameters, or body temperature were observed following oral administration of Telomir-1.

Across oral administration studies, Telomir-1 demonstrated consistent systemic exposure, supporting continued advancement toward clinical development.

In parallel with its regulatory preparation activities, the Company is conducting ongoing preclinical animal model studies evaluating Telomir-1 across multiple oncology and age-related disease settings, including triple-negative breast cancer. The Company is also preparing scientific manuscripts for publication submission and targeting abstract submissions and presentations at multiple oncology-focused scientific conferences in 2026.

Based on current expectations and subject to regulatory review and other factors, the Company currently anticipates submitting an Investigational New Drug application in the first quarter of 2026 and initiating first-in-human clinical studies in the first half of 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: December 17, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer